SECURITIES PURCHASE AGREEMENT

                                     between

                             FIRST LOOK MEDIA, INC.

                                       and

                            SEVEN HILLS PICTURES, LLC


                            Dated as of May 20, 2002












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                                                         TABLE OF CONTENTS


SECTION 1.      PURCHASE AND SALE OF THE SECURITIES.....................2
     1.1    Purchase and Sale...........................................2
     1.2    Purchase Prices.............................................2
     1.3    Closing.....................................................2

SECTION 2.      REPRESENTATIONS AND WARRANTIES..........................3
     2.1    Representations, Warranties and Agreements of the Company...3
     2.2    Representations and Warranties of the Purchaser............10

SECTION 3.      OTHER AGREEMENTS.......................................12
     3.1    Access.....................................................12
     3.2    Transfer Restrictions......................................13
     3.3    Stop Transfer Instruction..................................13
     3.4    Furnishing of Information..................................13
     3.5    Reservation of Warrant Shares and Conversion Shares........14
     3.6    Notice of Breaches and Violations; Purchaser Default.......14
     3.7    Form D.....................................................15
     3.8    Future Financings..........................................15
     3.9    Transactions with Affiliates...............................15
     3.10   Best Efforts...............................................16
     3.11   Corporate Existence........................................16
     3.12   Publicity..................................................16

SECTION 4.      CONDITIONS.............................................17
     4.1    Conditions Precedent to the Company's Obligations..........17
     4.2    Conditions Precedent to the Purchaser's Obligations........18

SECTION 5.      INDEMNIFICATION........................................21
     5.1    Indemnification............................................21
     5.2    Survival...................................................22
     5.3    Reduction of Certain Benefits..............................22

SECTION 6.      TERMINATION............................................22
     6.1    Termination................................................22
     6.2    Notice.....................................................23
     6.3    Effects of Termination.....................................23

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SECTION 7.      MISCELLANEOUS..........................................23
     7.1    Entire Agreement...........................................23
     7.2    Notices....................................................23
     7.3    Amendments; Waivers........................................24
     7.4    Headings...................................................25
     7.5    Successors and Assigns.....................................25
     7.6    No Third-Party Beneficiaries...............................25
     7.7    Governing Law..............................................25
     7.8    Attorneys' Fees............................................25
     7.9    Counterparts; Facsimile Signatures.........................25
     7.10   Severability...............................................26
     7.11   Remedies...................................................26
     7.12   Nature of Purchaser's Obligations and Rights...............26
     7.13   Further Assurances.........................................26
     7.14   Fees and Expenses..........................................26


Exhibits

Exhibits A-1 and A-2    -     Forms of Warrants
Exhibit B               -     Form of Secured Convertible Promissory Note
Exhibit C               -     Form of Security Agreement
Exhibit D               -     Form of Investor Rights Agreement
Exhibit E               -     Form of Limited Liability Company Agreement
Exhibit F               -     Form of Film Marketing and Distribution Agreement
Exhibit G               -     Form of Amended and Restated Voting Agreement
Exhibit H               -     Form of Signing Release
Exhibit I               -     Purchaser's Legal Opinion
Exhibit J               -     Company's Legal Opinion

Schedules

Schedule 2.1(a)   Subsidiaries
Schedule 2.1(c)   Capitalization
Schedule 2.1(f)   Consents and Approvals
Schedule 2.1(k)   SEC Documents
Schedule 2.1(q)   Film Library
Schedule 2.1(u)   Taxes

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                          SECURITIES PURCHASE AGREEMENT

                               ------------------

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into as of May 20, 2002, between FIRST LOOK MEDIA, INC., a Delaware corporation (the "Company"), and SEVEN HILLS PICTURES, LLC, a Connecticut limited liability company, or its designee as permitted herein (the "Purchaser"), with reference to the following facts:

                                    RECITALS:

         A. Subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, (i) 2,630,434 shares (the "Shares") of common stock, par value $.001 per share, of the Company (the "Common Stock"), (ii) warrants to purchase 881,137 shares and 291,285 shares, respectively, of Common Stock at an exercise price of $3.40 per share in the forms of Exhibits A-1 and A-2 annexed hereto (collectively, the "Warrants"), and
(iii) a Secured Convertible Promissory Note of the Company in the principal amount of $2,000,000 in the form of Exhibit B annexed hereto (the "Note" and together with the Shares and the Warrants, the "Securities").

         B. In connection with the execution and delivery of this Agreement, the Company proposes to execute and deliver a Security Agreement in favor of the Purchaser in the form of Exhibit C annexed hereto (the "Security Agreement"), pursuant to which the Company will afford the Purchaser certain collateral security for the payment and performance of the Note and certain other obligations described therein.

         C. In connection with the execution and delivery of this Agreement, the Company and the Purchaser desire to enter into an Investor Rights Agreement in the form of Exhibit D annexed hereto (the "Investor Rights Agreement"), pursuant to which the Company will agree to afford the Purchaser certain rights with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws of the Shares, the shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares") and the shares of common stock issuable upon the conversion of the Note (the "Conversion Shares").

         D. In connection with the execution and delivery of this Agreement, the Company and the Purchaser also desire to enter into a Limited Liability Company Agreement in the form of Exhibit E annexed hereto (the "LLC Agreement") for the purpose of organizing a Delaware limited liability company to be known as "First Look/Seven Hills LLC" (the "LLC") to provide certain funding for prints and advertising relating to their respective businesses as contemplated by a Film Marketing and Distribution Agreement to be entered into among the Company, the Purchaser and the LLC in the form of Exhibit F annexed hereto (the "Marketing and Distribution Agreement").

         E. In connection with the execution and delivery of this Agreement, the Company, the Purchaser and the stockholders of the Company named therein (the "Principal Stockholders") also desire to enter into an Amended and Restated Voting Agreement in the form annexed as Exhibit G hereto (the "Amended Voting Agreement"), pursuant to which they will make certain provisions for the composition of the Board of Directors of the Company and the voting of their respective shares of Common Stock in the election of directors of the Company.

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                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter contained, the Company and the Purchaser hereby agree as follows:

SECTION 1. PURCHASE AND SALE OF THE SECURITIES

         1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, on the Closing Date (as defined below) the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Shares, the Warrants and the Note for the respective purchase prices set forth in
Section 1.2.

         1.2 Purchase Prices. The purchase price for the Shares and the Warrants shall be $6,050,000 in the aggregate. The purchase price for the Note shall be $2,000,000.

         1.3 Closing. The closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of Troy & Gould Professional Corporation, 1801 Century Park East, 16th Floor, Los Angeles, California 90067, or such different location as the parties shall agree, three business days following the first date as of which all of the conditions set forth in Sections
4.1 and 4.2 have been satisfied or waived, or such later date (the "Closing Date") as the parties shall agree. At the Closing:

         (a) The Purchaser shall pay and deliver to the Company the purchase price of the Shares and the Warrants in United States dollars in immediately available funds to an account or accounts designated in writing by the Company prior to the Closing Date;

         (b) The Purchaser shall pay and deliver for the account and benefit of the Company the purchase price of the Note in United States dollars in immediately available funds to an account or accounts of the LLC to be established by the Company and the Purchaser prior to the Closing Date;

         (c) The Company shall deliver to the Purchaser one or more certificates representing the Shares registered in the Purchaser's name and in such denominations as the Purchaser shall designate in writing prior to the Closing;

         (d) The Company shall execute and deliver to the Purchaser the Warrants;

         (e) The Company shall execute and deliver to the Purchaser the Note;
and

         (f) The parties shall execute and deliver each of the other agreements, documents and items specified in Section 4.


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SECTION 2. REPRESENTATIONS AND WARRANTIES

         2.1 Representations, Warranties and Agreements of the Company. As a material inducement to the Purchaser to enter into this Agreement, the Security Agreement, the Investor Rights Agreement, the LLC Agreement, the Marketing and Distribution Agreement and the Amended Voting Agreement (together with the Note and the Warrants, the "Transaction Documents"), and to carry out its obligations hereunder and thereunder, the Company hereby represents and warrants to the Purchaser as follows:

         (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), the Company has no subsidiaries (collectively, the "Subsidiaries"). Each of the Subsidiaries (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby, (ii) have or result in a material adverse effect on the business, operations, properties, assets, liabilities, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole or (iii) materially impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), constituting a "Material Adverse Effect").

         (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders in connection with such authorization. This Agreement and each of the Transaction Documents have been duly executed by the Company and, when delivered in accordance with the terms hereof or thereof, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.


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         (c) Capitalization. As of the date hereof, the authorized capital stock of the Company is as set forth in Schedule 2.1(c). All of such outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as set forth in Schedule 2.1(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens, claims or encumbrances suffered or permitted by the Company, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any Transaction Document, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding debt securities of the Company or any of its Subsidiaries, (iv) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Investor Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities, or upon the exercise of the Warrants or the conversion of the Note, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements, or any similar plan or agreement and (viii) except as specifically disclosed in the SEC Documents (as defined in Section 2.1(k)), to the Company's knowledge, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. As used herein, "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         (d) Authorization, Validity and Issuance of Shares. The Shares, when sold and delivered at the Closing, the Warrant Shares, when issued in accordance with the terms of the Warrants, and the Conversion Shares, when issued in accordance with the terms of the Note, will be validly issued, fully paid and nonassessable, free and clear of all liens, claims and encumbrances other than liens, claims and encumbrances created by the Purchaser (collectively, "Liens"), and will not be subject to any preemptive or similar rights. The Shares will constitute not less than 18% of the outstanding shares of Common Stock

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immediately following the Closing, and the Shares, the Warrant Shares and the
Conversion Shares, in the aggregate, will constitute not less than 22.9% of the fully-diluted shares of Common Stock (after giving effect to the exercise and conversion in full of all outstanding options, warrants and other rights to purchase shares of Common Stock) immediately following the Closing.

         (e) No Conflicts. The execution, delivery and performance of this Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), or other organizational documents of the Company or any of its Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including federal and state securities laws and regulations and the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") Over-The-Counter Bulletin Board ("OTC Bulletin Board") as in effect on the date hereof, or by which any material property or asset of the Company or any of its Subsidiaries is bound or affected, except for, in the case of clauses (ii) and
(iii), such matters that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (f) Consents and Approvals. Except as set forth in Schedule 2.1(f), neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self-regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or any of the Transaction Documents, other than (i) the Form D under the Securities Act referred to in Section 3.7 and any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on
Schedule 2.1(f), the "Required Approvals") and (ii) other filings, notifications and consents which, if not given or made, could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (g) Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or assets before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) or any arbitrator, which (i) challenges the legality, validity or enforceability of this Agreement or any of the Transaction Documents or (ii) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.


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         (h) No Default or Violation. Neither the Company nor any of its
Subsidiaries is (i) in violation of any of the provisions of its Certificate of Incorporation, Bylaws or other charter documents, (ii) in default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound, (iii) in violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, arbitrator or governmental authority applicable to it, (iv) in violation of any law, statute, ordinance, rule or regulation of any governmental authority to which it is subject, or (v) in default under or in violation of any of the quotation requirements of the OTC Bulletin Board, and the Company is not aware of any facts which would reasonably lead to discontinuance of quotations on the OTC Bulletin Board for the Common Stock in the foreseeable future, except for, in the case of clauses (ii) through (v), such defaults or violations that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule or regulation of any governmental authority, except where such violations have not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, would have a Material Adverse Effect.

         (i) Disclosure; Absence of Certain Changes. Except as specifically disclosed in the SEC Documents (as hereinafter defined) filed via EDGAR at least five business days prior to the date hereof, since December 31, 2001, the business of the Company and the Subsidiaries has been conducted in the ordinary course consistent with past practice and, to the Company's knowledge, there has been no event, occurrence, development or state of circumstances or facts that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (j) Private Offering. Neither the Company nor any Person acting on its behalf has taken, or will take, any action, including without limitation, any offer or sale of any securities or solicitation of offers to buy any security under circumstances that would require registration of the Securities, the Warrant Shares, or the Conversion Shares under the Securities Act or the integration of the offer, issuance and sale of the Securities, the Warrant Shares or the Conversion Shares with any other offer, sale and issuance of the Company's securities (past, current or future) under the Securities Act.

         (k) SEC Documents; Financial Statements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. Except as set forth in Schedule 2.1(k), the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Exchange Act, including pursuant to Section 13, 14 or 15(d) thereof (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All agreements to which the Company or any of its Subsidiaries is a party or to which the property

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or assets of the Company or any of its Subsidiaries are subject and which are required to be filed as exhibits to the SEC Documents have been filed as exhibits to the SEC Documents as required, and neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any other party is in breach of any such agreement. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

         (l) Books and Records. The books of account, minute books, stock record books and other records of the Company are complete and correct in all material respects and have been maintained in accordance with sound business practices.

         (m) Liabilities. The Company does not have any material liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which were not adequately reflected or reserved against on the Company's most recent balance sheet or in the notes to financial statements made part of the SEC Documents, except for liabilities and obligations incurred since the date thereof in the ordinary course of the Company's business and consistent with past practice and which, in any event, in the aggregate, would not have a Material Adverse Effect; and the reserves reflected therefor on the Company's most recent balance sheet included in such financial statements are adequate, appropriate and reasonable.

         (n) Investment Company. The Company is not, and is not controlled by or under common control with an Affiliate (as defined below) of an "investment company" within the meaning of the Investment Company Act of 1940, as amended. As used herein, "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

         (o) Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank.

         (p) OTC Bulletin Board Compliance. Quotations for Common Stock currently are available on the OTC Bulletin Board. The Company is not aware of any facts which would reasonably lead to the discontinuance or unavailability of quotations for the Common Stock on the OTC Bulletin Board. The Company is, after giving effect to the transactions contemplated by this Agreement and the Transaction Documents, will be, in compliance with all OTC Bulletin Board requirements.

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         (q) Film Library.


                  (i) Schedule 2.1(q) is a complete and accurate description of each film as to which the Company either (i) owns the copyright ("Owned Pictures"), (ii) has been granted distribution rights by a third party ("Distribution Rights Pictures") or (iii) has been appointed as a sales agent with respect to Distribution Rights Pictures ("Sales Agent Pictures," and together with Owned Pictures and Distribution Rights Pictures, the "Pictures") and each Picture is labeled as such on Schedule 2.1(q).

                  (ii) Copyright protection under laws of the United States is and will remain in effect as to each of the Owned Pictures, for the lesser of the following periods (A) the full term of copyright allowed under the Copyright Act of the United States (assuming proper renewal, if required) or (B) any lesser term set forth under the column headed "Length of Rights" in Schedule 2.1(q). Schedule 2.1(q) lists each of the aforementioned Owned Pictures, and sets forth the copyright registration data with respect thereto.

                  (iii) The Company maintains on the date of the Agreement, and, if generally available to distributors, will maintain at all times to and including the Closing, a blanket policy insuring against Distributors Errors and Omissions Liability covering all the Pictures in the amounts of at least $1,000,000 per occurrence and $3,000,000 aggregate, with customary deductibles, and coverage and other provisions.

                  (iv) Each Owned Picture has been duly registered for copyright protection in the United States and, to the Company's knowledge, appropriate copyright assignments or licenses as between Company and its grantors or licensors have been executed and, except for distribution license agreements, recorded pursuant to the Copyright Act and renewals of copyright, where necessary to maintain copyright protection, have been effected to protect adequately the rights of the Company for each Pictures, except where failure to do so would not have, either singly or in the aggregate, a Material Adverse Effect.

                  (v) Opposite the name of each Picture set forth on Schedule 2.1(q) is a description of the methods by which, and the territories in which, the Company has the right to distribute or exhibit each such Picture set forth on Schedule 2.1(q).

                  (vi) The Company has the right to use the present title of each of the Pictures.

                  (vii) To the Company's knowledge, there are no claims, liens, encumbrances or other rights or charges of any kind existing or threatened in, to or on any Picture or any literary, musical or other material contained therein, or any of the rights or any of the tangibles or physical or pre-print materials relating to any Picture, which can or will materially impair, limit, restrict or interfere with any of said rights or the exercise thereof.

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                  (viii) To the Company's knowledge, the Pictures and the
operations of the Company do not infringe upon any trademarks, trade names, rights of privacy, copyrights or any other rights of any other person and the Company has not been challenged by others alleging that any of its conduct or properties infringes upon any trademarks, trade names, rights of privacy, copyrights or any other rights of others. The Company and each of its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights which are necessary for use in connection with their respective businesses as now conducted and as described in the SEC Documents, and the Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of these rights.

         (r) Employee Relations. No executive officer (as defined in Rule 501(f) under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

         (s) Permits. The Company and each of its Subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and there is no claim, action or proceeding pending, or, to the knowledge of the Company or its Subsidiaries, threatened, relating to the revocation, modification, suspension or cancellation of any Material Permit. Neither the Company nor any of the Subsidiaries is in conflict with, in default under or in violation of any Material Permit.

         (t) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the business, operations, properties, assets, liabilities, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

         (u) Tax Status; FIRPTA. Except as set forth on Schedule 2.1(u), the Company and each of its Subsidiaries have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith (which are set forth on Schedule 2.1(u) hereof), and have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due from the Company or any of its Subsidiaries by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

         (v) Transactions With Affiliates. Except as disclosed in the SEC Documents, none of the officers, directors or employees of the Company, or any of their affiliates, is presently a party to any transaction with the Company or any of its Subsidiaries.

         (w) Solvency. The Company has, and after giving effect to the transactions contemplated by this Agreement and the Transaction Documents, will have, assets in excess of its liabilities, both as determined in accordance with GAAP and in accordance with the fair market values of such assets and liabilities, and the Company has no information that would lead it to reasonably conclude that the Company would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time as such debts mature.

         (x) Use of Proceeds. The Company will use the proceeds from the sale of the Shares to repay indebtedness under its credit facility (the "Chase Facility") with JP Morgan Chase Bank (formerly known as The Chase Manhattan
Bank). Subsequently, the Company intends to re-draw funds available under the Chase Facility to, among other things, make further acquisitions of film rights and to expand its operations, primarily related to domestic distribution, including theatrical and video/DVD distribution in the United States; provided, that the Company may need to reallocate the proceeds from the sale of the Shares and/or drawings under the Chase Facility for other uses based on changes in operations, evolving business plans and prevailing industry and general economic conditions. The Company will use the proceeds from the sale of the Note solely to fund its initial capital contribution to the LLC as provided in the LLC Agreement.

         2.2 Representations and Warranties of the Purchaser. As a material inducement to the Company to enter into this Agreement and the Transaction Documents, and to carry out its obligations hereunder and thereunder, the Purchaser hereby represents and warrants to the Company as follows:

         (a) Organization; Authority. The Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of Connecticut, with the requisite company power and authority to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. Reverge Anselmo is the sole member and manager of the Purchaser and owns, beneficially and of record, all of the membership interests in the Purchaser. The execution and delivery of this Agreement and each of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized by all necessary company action, and no further action is required by the Purchaser, its member or manager in connection with such authorization. This Agreement and the other Transaction Documents have been duly executed and delivered by the Purchaser and constitute the valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

         (b) No Conflicts. The execution, delivery and performance of this Agreement and each of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Purchaser's Articles of Organization as in effect on the date hereof, the Company's Operating Agreement, as in effect on the date hereof, or other organizational documents of the Purchaser, (ii) conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of any material agreement, indenture, patent, license or instrument to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject, or by which any material property or asset of the Purchaser is bound or affected.

         (c) Consents and Approvals. The Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self-regulatory agency, or other Person in connection with the execution, delivery and performance by the Purchaser of this Agreement or any of the Transaction Documents.

         (d) Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Purchaser to any broker, financial advisor, finder, investment banker or bank.

         (e) Private Placement.

                  (i) The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and any applicable state securities or blue sky laws.

                  (ii) The Securities to be acquired by the Purchaser pursuant to this Agreement are being acquired for its own account and without a view to the resale or distribution of such Securities or any interest therein other than in a transaction exempt from registration under the Securities Act.

                  (iii) The Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

                  (iv) The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and the Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Securities. The Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

                  (v) The Purchaser has been furnished with a copy of the SEC Documents filed by the Company with the SEC since January 1, 2000, and has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Securities and other related matters. The Company has made available to the Purchaser or its agents all documents and information relating to an investment in the Securities requested by or on behalf of the Purchaser.

                  (vi) The Purchaser understands that the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred, except in compliance with the terms of this Agreement and the Transaction Documents and applicable federal and state securities laws.

                  (vii) The Purchaser understands that the Securities shall bear a restrictive legend to the following effect:

                   THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

                  (viii) The Purchaser's principal place of business is in the State of California.

                  (ix) Immediately following the Closing, the Purchaser will not beneficially own any voting securities of the Company other than the Securities.

                  (x) The Purchaser does not have any agreements, arrangements or understandings with any other Person with regard to acquiring, holding, voting or disposing of any securities of the Company other than as set forth or referred to in this Agreement.

SECTION 3. OTHER AGREEMENTS

         3.1 Access. Following the execution of this Agreement and until the Closing Date, the Company shall (i) provide the Purchaser and its representatives with such information as the Purchaser or its representatives may from time to time reasonably request with respect to the financial condition, business, management, operations, assets, liabilities and prospects of the Company or the transactions contemplated by this Agreement; (ii) provide the Purchaser and its representatives complete access to the books, records, offices, personnel, counsel, accountants and representatives of the Company as the Purchaser or its representatives may from time to time reasonably request; and (iii) permit the Purchaser and its representatives to make such inspections of the Company's business and assets as the Purchaser may reasonably request. Any investigation pursuant to this Section 3.1 shall be conducted in a manner that does not interfere unreasonably with the conduct of the business of the Company or its Subsidiaries.

         3.2 Transfer Restrictions. The Purchaser shall not engage in any transactions involving any securities of the Company prior to the Closing Date. After the Closing Date, the Purchaser agrees that it will not offer, sell, contract to sell, pledge, gift or otherwise dispose of, directly or indirectly, the Securities to any Person except pursuant to an effective registration statement under the Securities Act or an available exemption from the registration requirements of the Securities Act, or in the case of the Shares, the Warrant Shares or the Conversion Shares, Rule 144 promulgated under the Securities Act ("Rule 144"), or to the Company. In connection with any transfer or disposition of any of the Securities other than pursuant to an effective registration statement, Rule 144 or to the Company, the Company may require the Purchaser to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the Purchaser, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer or disposition does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Purchaser shall be entitled to transfer of any of the Securities, the Warrant Shares, or the Conversion Shares, or any interest therein, to any member of the Purchaser or any Person which is wholly owned by the Purchaser or Reverge Anselmo, provided, that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall also agree in writing to be bound by the terms of this Agreement and shall have all the rights and obligations of the Purchaser under this Agreement and the Transaction Documents as they pertain to the Securities, the Warrant Shares or the Conversion Shares, or interest therein, so transferred. If the Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Securities, the Warrant Shares or the Conversion Shares may be made without registration under the Securities Act, or the Purchaser provides the Company with reasonable assurances that the Securities, the Warrant Shares or the Conversion Shares can be sold pursuant to Rule 144(k) without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities, the Warrant Shares and the Conversion Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

         3.3 Stop Transfer Instruction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which expands the restrictions on transfer set forth in Section 3.1.

         3.4 Furnishing of Information. As long as the Shares, together with any of the Warrant Shares and the Conversion Shares then outstanding, held by the Purchaser constitute, in the aggregate, more than 5% of the outstanding shares of Common Stock, the Company will cause the Common Stock to continue at all times to be registered under Section 12(g) or (b) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13, 14 or 15(d) of the Exchange Act and, unless filed via EDGAR, will promptly furnish, but in no event later than two business days after the filing thereof with the Commission, the Purchaser with true and complete copies of all such filings, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations, and will make and keep public information available, as those terms are defined in Rule 144. As long as the Purchaser owns any of the Securities, the Warrant Shares or the Conversion Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company also agrees to send the following to the Purchaser:
(i) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries; and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. The Company further covenants that it will take such further action as any holder of the Securities, the Warrant Shares or the Conversion Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Securities, the Warrant Shares or the Conversion Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.2. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.5 Reservation of Warrant Shares and Conversion Shares. For so long as any of the Warrants or the Note is outstanding, the Company shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for the full exercise of the Warrants and conversion of the Note. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover the number of Warrant Shares and Conversion Shares issued and issuable upon the exercise of the Warrants (at the Exercise Price (as defined in the Warrants) of the Warrants in effect from time to time) and the conversion of the Note (based on the Conversion Price (as defined in the Note) of the Note in effect from time to time) without regard to any limitation on exercises or conversions, the Company will promptly take all corporate action necessary to authorize and reserve such shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.5, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

         3.6 Notice of Breaches and Violations; Purchaser Default.


         (a) Notice of Breach. After the date hereof and prior to the Closing Date, the Company and the Purchaser shall give prompt written notice to each other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Transaction Documents, as well as any events or occurrences which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein or therein to be incorrect or breached as of the Closing Date. However, no disclosure by any party pursuant to this Section 3.6 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents.

         (b) Notice of Violation. Notwithstanding the generality of Section 3.6(a), after the date hereof and prior to the Closing Date, the Company shall promptly notify (provided such notification will not constitute material non-public information) the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any of its Subsidiaries to the effect that the consummation of the transactions contemplated hereby and by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company or any of its Subsidiaries, and the Company shall promptly furnish by facsimile to the Purchaser a copy of any written statement in support of or relating to such claim or notice.

         3.7 Form D. The Company agrees to timely file a Form D with respect to the Securities as required by Rule 506 under Regulation D and any forms required to be filed under applicable securities or "blue sky" laws of any state, and to provide a copy thereof to the Purchaser promptly after such filing.

         3.8 Future Financings. Except for (a) the issuance of the Warrant Shares and the Conversion Shares, (b) shares of Common Stock deemed to have been issued by the Company in connection with any plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant of the Company,
(c) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed on Schedule 2.1(c) hereto, (d) shares of Common Stock issued in connection with strategic transactions between the Company and another Person, including without limitation, joint ventures, marketing or distribution arrangements or technology transfer or development arrangements, (e) shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock issued in an offering registered under the Securities Act and (f) shares of Common Stock issuable upon conversion or exercise of any other security issued in an offering in which the Purchaser previously had the right to participate under this Section 3.8, if the Company agrees to issue for cash shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock (the "New Security") while the Note is outstanding (either of (i) or (ii), a "Future Financing"), the Company shall provide to the Purchaser notice (the "Future Financing Notice") of the Future Financing which describes in reasonable detail (i) the proposed terms of the Future Financing, (ii) the amount of the proceeds that will be raised and
(iii) the Person with whom such Future Financing shall be effected. Upon receiving the Future Financing Notice, the Purchaser shall have the right, by notice to the Company within ten days of its receipt of the Future Financing Notice, to purchase, on the same terms as the Future Financing, up to an amount of New Securities which equals the proportion that the number of shares of Common Stock owned beneficially by the Purchaser (assuming for this purpose the exercise and conversion in full of all securities and instruments exercisable or convertible into shares of Common Stock, including without limitation, the Warrants (to the extent then exercisable) and the Note) immediately prior to this completion of the Future Financing bears to the total number of shares of Common Stock owned beneficially by all Persons (assuming for this purpose the exercise and conversion in full of all securities and instruments exercisable for or convertible into shares of Common Stock) immediately prior to completion of the Future Financing.

         3.9 Transactions with Affiliates. So long as the Shares, together with any of the Warrant Shares and the Conversion Shares then outstanding, held by the Purchaser constitute, in the aggregate, more than 5% of the outstanding shares of Common Stock, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any of its Subsidiaries to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors or persons who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or Affiliates or any individual related by blood, marriage or adoption to any such individual or with any Person in which any such Person owns a 5% or more beneficial interest (each, a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on an arm's length basis on terms no less favorable than terms which would have been obtainable from a Person other than such Related Party or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. For purposes of this Section only, "Affiliate" means, with respect to any Person, another Person that, directly or indirectly, (i) has a 5% or more equity interest in that Person, (ii) has 5% or more common ownership with that Person, (iii) controls that Person or (iv) shares common control with that Person. "Control" or "Controls" for purposes of this Section only means that a Person has the power, direct or indirect, to conduct or govern the policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

         3.10 Best Efforts. Each of the parties hereto shall use its reasonable best efforts to satisfy each of the conditions to be satisfied as provided in
Section 4.

         3.11 Corporate Existence. Until such time as the Purchaser notifies the Company that the Purchaser does not own beneficially (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) any shares of Common Stock, the Company shall maintain its corporate existence and shall not merge or consolidate with or into another Person or Persons or sell all or substantially all of the Company's assets, except in a merger or consolidation or sale of all or substantially all of the Company's assets where the surviving or successor Person in such transaction assumes the Company's obligations hereunder and under the Transaction Documents and the agreements and instruments entered into in connection herewith and therewith.

         3.12 Publicity. In connection with the execution of this Agreement, the Company shall issue a press release (a "Signing Release") and shall file with the Commission a Report on Form 8-K with respect to the transactions contemplated hereby (the "Signing 8-K" and together with the Signing Release, the "Agreed Disclosure"). The Signing Release shall be in form and substance as set forth on Exhibit H hereto. The Signing 8-K shall be provided to the Purchaser prior to filing and the Purchaser shall be given a reasonable opportunity to comment thereon. The Company shall accept all reasonable changes suggested by the Purchaser. Neither the Company nor the Purchaser shall make any statement or representation regarding the transactions contemplated hereby, publicly or in a manner which could reasonably be expected to result in its public dissemination, which is materially inconsistent with the Agreed Disclosure. Nothing contained herein shall interfere with the Company's disclosure obligations under the federal securities laws.

SECTION 4. CONDITIONS

         4.1 Conditions Precedent to the Company's Obligations. The obligations of the Company under this Agreement are subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

         (a) Accuracy of the Purchaser's Representations and Transaction Documents and in each of the Warranties. The representations and warranties of the Purchaser set forth in this Agreement and in each of the Transaction Documents that are qualified as to materiality or Material Adverse Effect shall be true and correct in all respects and the other representations and warranties of the Purchaser set forth in this Agreement and each of the Transaction Documents shall be true and correct in all material respects, in each case, as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date;

         (b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing;

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or shall be pending by or before any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents;

         (d) Required Approvals. All Required Approvals shall have been obtained by the Company; and


         (e) Documents and Certificates. At the Closing, the Purchaser shall have delivered to the Company the following in form and substance satisfactory to the Company:

                  (i) Opinion. An opinion of the Purchaser's legal counsel, substantially in the form attached hereto as Exhibit I, dated as of the Closing Date;

                  (ii) Investor Rights Agreement. The Investor Rights Agreement, duly executed by the Purchaser;


                  (iii) Security Agreement. The Security Agreement, duly executed by the Purchaser;

                  (iv) LLC Agreement. The LLC Agreement, duly executed by the Purchaser, along with all documents and instruments to be delivered thereunder by the Purchaser;

                  (v) Marketing and Distribution Agreement. The Marketing and Distribution Agreement, duly executed by the Purchaser and the LLC;

                  (vi) Amended Voting Agreement. The Amended Voting Agreement, duly executed by the Purchaser and the Principal Stockholders;

                  (vii) Manager's Certificate. A Certificate, dated the Closing Date, and signed by the manager of the Purchaser (a) confirming the accuracy of the Purchaser's representations, warranties and covenants as of the Closing Date and the compliance by the Purchaser with the conditions precedent set forth in this Section 4.1 as of the Closing Date and (b) certifying that attached thereto is a true and complete copy of (A) the Articles of Organization of the Purchaser, as in effect on the Closing Date, and as certified by the Secretary of State of the State of Connecticut within ten days prior to the Closing Date
(B) the Operating Agreement of the Purchaser, as in effect on the Closing Date and (C) resolutions duly adopted by the manager of the Purchaser authorizing the execution, delivery and performance of this Agreement and the Transaction Documents, and that such resolutions have not been modified, rescinded or revoked;

                  (viii) Good Standing Certificate. A certificate confirming the good standing of the Purchaser in Connecticut issued by the Secretary of State of the State of Connecticut as of a date within ten days prior to the Closing Date; and

                  (ix) Other Documents. Such other documents relating to the transactions contemplated by the Transaction Documents as the Company or its counsel may reasonably request.

         4.2 Conditions Precedent to the Purchaser's Obligations. The obligations of the Purchaser under this Agreement are subject to the satisfaction or waiver by the Purchaser, at or before the Closing, of each of the following conditions:

         (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in each of the Transaction Documents that are qualified as to materiality or Material Adverse Effect shall be true and correct in all respects and the other representations and warranties of the Company set forth in this Agreement and each of the Transaction Documents shall be true and correct in all material respects, in each case, as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date;

         (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing;

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or shall be pending by or before any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents;

         (d) Quotations for Common Stock. Quotations for the Common Stock shall have been at all times since the date hereof, and on the Closing Date shall be, available on the OTC Bulletin Board;

         (e) Required Approvals. All Required Approvals shall have been obtained by the Company and copies thereof delivered to the Purchaser;

         (f) Change of Control. No "Change of Control" shall have occurred between the date hereof and the Closing Date. As used herein, "Change of Control" means the occurrence of any of (A) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than by the Purchaser or any of their Affiliates, of in excess of 33% of the voting securities of the Company, (B) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions, (C) the merger of the Company with or into another Person or the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (D) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clause (A), (B) or (C);

         (g) UCC Financing Statement. The Company shall have executed and delivered to the Purchaser a UCC-1 financing statement, in form and content satisfactory to the Purchaser, in respect of the security interest in the Collateral (as defined in the Security Agreement) granted to the Purchaser and all other documents required for filing in the appropriate jurisdictions to perfect the security interest granted to the Purchaser as contemplated by this Agreement, the Security Agreement and all other documents relating thereto.

         (h) Copyright Filings. The Purchaser shall have received from the Company such copyright filings and other filings as the Purchaser shall deem necessary to afford the Purchaser a second priority security interest in the Collateral (as defined in the Security Agreement) in a form satisfactory for filing.

                  (i) Documents and Certificates. At the Closing, the Company shall have delivered to the Purchaser the following in form and substance satisfactory to the Purchaser:

                  (i) Opinion. An opinion of the Company's legal counsel, substantially in the form attached hereto as Exhibit J, dated as of the Closing Date;

                  (ii) Shares. The certificate or certificates representing the Shares registered in the name of the Purchaser;

                  (iii) Warrants. The Warrants, duly executed by the Company;


                  (iv) Note. The Note, duly executed by the Company;


                  (v) Security Agreement. The Security Agreement, duly executed by the Company, Form UCC-1 financing statement and all other documents required for filing in the requisite jurisdictions and with the United States Copyright Office so as to afford the Purchaser a second priority security interest in the Collateral (as defined in the Security Agreement);

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                  (vi) Investor Rights Agreement. The Investor Rights Agreement,
duly executed by the Company;

                  (vii) LLC Agreement. The LLC Agreement, duly executed by the Company, along with all documents and instruments to be delivered thereunder by the Company;

                  (viii) Marketing and Distribution Agreement. The Marketing and Distribution Agreement, duly executed by the Company and the LLC;

                  (ix) Amended Voting Agreement. The Amended Voting Agreement, duly executed by the Company and the Principal Stockholders;

                  (x) Appointment of Directors. Reverge Anselmo and the other designee of the Purchaser shall have been duly appointed to the board of directors of the Company, effective as of the Closing, as contemplated by the Amended Voting Agreement;

                  (xi) Chase Documentation. All documentation, in form and substance reasonably satisfactory to the Purchaser and its counsel, required under the Credit, Security, Guaranty and Pledge Agreement, dated as of June 20, 2000, among the Company, the Guarantors named therein and the Lenders named therein, with The Chase Manhattan Bank as Administrative Agent and as Issuing Bank, as amended, to permit the Company to grant a second priority security interest with respect to the Collateral (as defined in the Security Agreement).

                  (xii) Rosemary Street Certificate. A Certificate, dated the Closing Date, and signed by the manager of Rosemary Street Productions, LLC, certifying that (A) Rosemary Street Productions, LLC is owed no additional securities from the Company pursuant to the provisions of Section 2.03 of the Securities Purchase Agreement, dated May 3, 2000, between it and the Company and
(B) it has no known claim, and no present intention to assert a claim, against the Company for indemnification pursuant to such Securities Purchase Agreement;

                  (xiii) Officer's Certificate. An Officer's Certificate, dated the Closing Date, and signed by the chief executive officer of the Company, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date;

                  (xiv) Secretary's Certificate. A Secretary's Certificate, dated the Closing Date, and signed by the Secretary or Assistant Secretary of the Company, certifying that attached thereto is a true and complete copy of (A) the Certificate of Incorporation of the Company, as in effect on the Closing Date, and as certified by the Secretary of State of the State of Delaware within ten days prior to the Closing Date, (B) the Bylaws of the Company, as in effect on the Closing Date and (C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Transaction Documents, and that such resolutions have not been modified, rescinded or revoked;

                  (xv) Good Standing Certificate. A certificate confirming the good standing of the Company in Delaware issued by the Secretary of State of the State of Delaware as of a date within ten days prior to the Closing Date;

                  (xvi) Transfer Agent Letter. A letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date; and

                  (xvii) Other Documents. Such other documents relating to the transactions contemplated by the Transaction Documents as the Purchaser or its counsel may reasonably request.

SECTION 5. INDEMNIFICATION

         5.1 Indemnification.

         (a) Subject to Sections 5.2 and 5.3, from and after the Closing Date, the Company shall defend, protect, indemnify and hold harmless the Purchaser and its Affiliates (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, proceedings, costs (as incurred), penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including interest, penalties and attorneys' fees and disbursements ("Damages"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or in any of the Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby or (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any of the Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby provided, that, (i) the Company shall not be liable under this Section 5.1(a) unless the aggregate amount of Damages with respect to all matters referred to in this Section 5.1(a) exceeds $75,000 (the "Basket"); provided, that once such aggregate Damages for which the Purchaser seeks indemnification exceed the Basket, the Company shall be liable for the entire amount of such Damages, including the first $75,000 of such Damages; and provided further, that the Basket shall not apply to Damages incurred due to the dishonesty or fraud of the Company or any of its Subsidiaries and (ii) the Company's maximum liability under this Section 6.1 shall not exceed $6,050,000. To the extent that the foregoing undertakings by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of all Damages which is permissible under applicable law.

         (b) Subject to Sections 5.2 and 5.3, from and after the Closing, the Purchaser shall defend, protect, indemnify and hold harmless the Company and its Affiliates from and against any and all Damages incurred by the Company or its Affiliates as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Purchaser in this Agreement or in any of the Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby or (ii) any breach of any covenant, agreement or obligation of the Purchaser contained in this Agreement or any of the Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby; provided, that the Purchaser shall not be liable under this Section 5.1(b) unless the aggregate amount of Damages with respect to all matters referred to in this Section 5.1(b) (determined without regard to any materiality qualification contained in any representation, warranty or covenant giving rise to the claim for indemnity hereunder) exceeds the Basket; provided, that once such aggregate Damages for which the company seeks indemnification exceed the Basket, the Purchaser shall be liable for the entire amount of such Damages, including the first $75,000 of such Damages; and provided further, that the Basket shall not apply to Damages incurred due to the dishonesty or fraud of the Purchaser and Purchaser's maximum liability under this Section 6.1 shall not exceed $6,050,000.

         5.2 Survival. The representations and warranties contained in this Agreement shall survive the Closing until 18 months after the Closing Date (except for fraud as to which there shall be no termination date except for the applicable statute of limitations), except that (i) the representations and warranties contained in Sections 2.1(a), (b), (c), (d), (f) and 2.2(a), (b) and
(c) shall survive indefinitely and (ii) the representations and warranties contained in Section 2.1(u) shall survive until expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension thereof, if applicable). Any claim for indemnification with respect to a breach of representation or warranty must be given to the indemnifying party in writing and in reasonable detail prior to the termination date of such representation or warranty. The covenants and agreements of the parties contained in this Agreement shall survive the Closing in accordance with their terms or, if no term is specified, indefinitely.

         5.3 Reduction of Certain Benefits. The amount of any indemnification payment payable under Section 5.1(a) or (b) shall be calculated after giving effect to (a) any proceeds received from insurance policies covering the damage, loss, liability or expense that is the subject of the claim for indemnity and
(b) the actual net realized tax benefit to the indemnified party resulting from the damage, loss, liability or expense that is the subject of the indemnity and of the indemnity payment itself. It is acknowledged and understood that only tax benefits which serve to reduce actual cash payments to be made by a party for taxes, and not events which merely serve to increase net loss carry forwards, shall serve to trigger reduction in the obligations of a party under clause (b) of this Section 5.3. For purposes of this Section 5.3, an actual realized tax benefit is an actual reduction in taxes payable or a refund of taxes previously paid.

SECTION 6. TERMINATION

         6.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by joint written agreement of the Company and the Purchaser;

         (b) by the Company, if the Purchaser has breached any representation, warranty, covenant or agreement contained in this Agreement to an extent as would make the condition in Section 4.1(b) (with respect to covenants and agreements to be performed by the Purchaser) or Section 4.1(a) unsatisfied and has not cured such breach within ten business days after written notice to the Purchaser (provided that the Company is not then in material breach of the terms of this Agreement; and provided further that no cure period shall be required for a breach which by its nature cannot be cured);

         (c) by the Purchaser, if the Company has breached any representation, warranty, covenant or agreement contained in this Agreement to an extent as would make the condition in Section 4.2(b) (with respect to covenants and agreements to be performed by the Company) or Section 4.2(a) unsatisfied and has not cured such breach within ten business days after written notice to the Company (provided that the Purchaser is not then in material breach of the terms of this Agreement; and provided further that no cure period shall be required for a breach which by its nature cannot be cured);

         (d) by any party, if the Closing has not occurred on or before June 30, 2002; provided, however, that a party may not terminate this Agreement pursuant to this Section if the failure of such party to fulfill any of its obligations hereunder shall have been the principal reason that the Closing shall not have occurred on or before said date; and

         (e) by any party if there shall be a change of law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable, final order, decree or judgment of any court or governmental body having competent jurisdiction.

         6.2 Notice. The party desiring to terminate this Agreement pursuant to
Section 6.1 shall given notice of such termination to the other parties hereto.

         6.3 Effects of Termination. If this Agreement is terminated as provided in this Section 6, such termination shall be without liability of either party to the other parties to this Agreement; provided, that this Section 6 shall remain in effect; and provided, further, that if such termination shall result from the (i) willful failure by any party to fulfill a condition to the performance of the obligations of the other parties, (ii) failure by any party to perform a covenant of this Agreement, or (iii) breach by any party hereto of any representation, warranty, covenant or agreement contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other parties as a result of such failure or breach.

SECTION 7. MISCELLANEOUS

         7.1 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto and the Transaction Documents, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

         7.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally, (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by or before 5:30 P.M. Eastern Time where such notice is received) or the first Business Day following such delivery (if received after 5:30 P.M. Eastern Time where such notice is received) or (iii) one Business Day after deposit with a nationally recognized overnight courier, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                          (i)      If to the Company:

                                   First Look Media, Inc.
                                   8000 Sunset Boulevard
                                   Penthouse E
                                   Los Angeles, California 90046
                                   Attention:  William F. Lischak
                                   Telephone: (323) 337-1000
                                   Facsimile:  (323) 855-0719

                          with a copy to:

                                   Graubard Miller
                                   600 Third Avenue
                                   New York, New York 10016
                                   Attention:    David Alan Miller, Esq.
                                   Telephone:    (212) 818-8800
                                   Facsimile:    (212) 818-8881

                          (ii)     If to the Purchaser, to:

                                   Seven Hills Pictures, LLC
                                   1041 North Formosa Avenue
                                   West Hollywood, California 90046
                                   Attention:    Reverge Anselmo
                                   Telephone:    (323) 850-3886
                                   Facsimile:    (323) 850-3887

                          with a copy to:

                                   Troy & Gould, Professional Corporation
                                   1801 Century Park East, 16th Floor
                                   Los Angeles, California 90067
                                   Attention:    Gary O. Concoff, Esq.
                                   Telephone:    (310) 553-4441
                                   Facsimile:    (310) 201-4746

Each party shall provide written notice to the other parties of any change in address or facsimile number in accordance with the provisions hereof.

         7.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser or, in the case of a waiver, by the party against whom a waiver of any such provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         7.4 Headings. The table of contents, titles and headings contained herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         7.5 Successors and Assigns. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party; provided, that this provision shall not limit Purchaser's right to transfer the Securities, the Warrant Shares and the Conversion Shares in accordance with all of the terms of this Agreement and the Transaction Documents. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

         7.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         7.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of Wilmington, Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         7.8 Attorneys' Fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement or of the Transaction Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

         7.9 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         7.10 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         7.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under this Agreement or the Transaction Documents without the showing of economic loss and without any bond or other security being required. The Company and the Purchaser agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         7.12 Nature of Purchaser's Obligations and Rights. Nothing contained herein or in any other agreement or document delivered at the Closing other than the LLC Agreement, and no action taken by the Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchaser is in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. The Purchaser shall be entitled to protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Person to be joined as an additional party in any proceeding for such purpose.

         7.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         7.14 Fees and Expenses. Except as set forth in Investor Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, that the Company shall reimburse the Purchaser at the Closing for the fees and expenses of Troy & Gould Professional Corporation in connection with negotiating and preparing his Agreement and the Transaction Documents and consummating the transactions contemplated hereby and thereby, which amount shall not exceed $50,000.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                         FIRST LOOK MEDIA, INC.



                                         By:   /s/ Christopher Cooney
                                               Name: Christopher Cooney
                                               Title: Chief Executive Officer


                                         SEVEN HILLS PICTURES, LLC



                                         By:  /s/  Reverge Anselmo
                                               Name:    Reverge Anselmo
                                               Title:   Manager